                                                                     EXHIBIT 24
                                                                   Page 1 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                  /s/  Vernon R. Alden
                                          -------------------------------------
                                                     Vernon R. Alden

                                                                     EXHIBIT 24
                                                                   Page 2 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in her capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, her true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead, in her capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                   /s/ Jill K. Conway
                                          -------------------------------------
                                                     Jill K. Conway

                                                                     EXHIBIT 24
                                                                   Page 3 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                 /s/ Ronald E. Ferguson
                                          -------------------------------------
                                                   Ronald E. Ferguson

                                                                     EXHIBIT 24
                                                                   Page 4 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in her capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, her true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in her name, place and stead, in her capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                  /s/ Ellen M. Hancock
                                          -------------------------------------
                                                    Ellen M. Hancock

                                                                     EXHIBIT 24
                                                                   Page 5 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                  /s/ David W. Johnson
                                          -------------------------------------
                                                    David W. Johnson

                                                                     EXHIBIT 24
                                                                   Page 6 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                   /s/ John P. Kendall
                                          -------------------------------------
                                                     John P. Kendall

                                                                     EXHIBIT 24
                                                                   Page 7 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                  /s/ Richard J. Kogan
                                          -------------------------------------
                                                    Richard J. Kogan

                                                                     EXHIBIT 24
                                                                   Page 8 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                   /s/ Delano E. Lewis
                                          -------------------------------------
                                                     Delano E. Lewis

                                                                     EXHIBIT 24
                                                                   Page 9 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                     /s/ Reuben Mark
                                          -------------------------------------
                                                       Reuben Mark

                                                                     EXHIBIT 24
                                                                  Page 10 of 10

                           COLGATE-PALMOLIVE COMPANY

                          ANNUAL REPORT ON FORM 10-K

                               POWER OF ATTORNEY

  WHEREAS, COLGATE-PALMOLIVE COMPANY is filing with the Securities and Exchange Commission its Annual Report on Form 10-K for the year ended December 31, 1996 ("Annual Report") pursuant to Section 13 of the Securities Exchange Act of 1934;

  NOW, THEREFORE, the undersigned in his capacity as a director or officer, or both, of COLGATE-PALMOLIVE COMPANY hereby appoints REUBEN MARK, ANDREW HENDRY and STEPHEN PATRICK, and each of them severally, his true and lawful attorneys or attorney with power to act with or without the other and with full power of substitution and resubstitution, to execute in his name, place and stead, in his capacity as a director, officer, or both, of COLGATE-PALMOLIVE COMPANY, its Annual Report and any and all amendments thereto and all instruments necessary or incidental in connection therewith, and to file the same with the Securities and Exchange Commission. Each of said attorneys shall have full power and authority to do and perform in the name and on behalf of the undersigned, in any and all capacities, every act whatsoever necessary or desirable to be done in the premises, as fully to all intents and purposes as the undersigned might or could do in person. The undersigned hereby ratifies and approves the acts of said attorneys and each of them.

  IN WITNESS WHEREOF, the undersigned has executed this instrument on March 6, 1997.

                                                /s/ Howard B. Wentz, Jr.
                                          -------------------------------------
                                                  Howard B. Wentz, Jr.